                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 12, 2004

                        AMERICAN CLAIMS EVALUATION, INC.
             (Exact name of registrant as specified in its charter)

          New York                     0-14807                  11-2601199
(State or other jurisdiction   (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)

      One Jericho Plaza, Jericho, New York            11753
      (Address of principal executive offices)      (Zip Code)

       Registrant's telephone number, including area code: (516) 938-8000

Item 4. Changes in Registrant's Certifying Accountant.

On August 12, 2004, American Claims Evaluation, Inc. (the "Company") dismissed
KPMG LLP ("KPMG") as its independent auditors. The reports of KPMG on the
Company's financial statements as of and for each of the fiscal years ended
March 31, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended March 31, 2004 and 2003 and through the date hereof, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to KPMG's satisfaction, would have caused KPMG to make reference to the subject matter of the disagreement in connection with its report on the Company's financial statements for such years.

The Company provided KPMG with a copy of the disclosures it is making herein prior to the filing of this Current Report on Form 8-K with the Securities and
Exchange Commission and requested that KPMG furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether KPMG agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. KPMG's letter, dated August 17, 2004, is attached as
Exhibit 16.1 hereto and incorporated herein by reference.

Simultaneously with the dismissal of its former auditors, the Company engaged
J.H. Cohn LLP to act as its independent auditors as successor to KPMG.

The Audit Committee of the Company's Board of Directors approved the dismissal of KPMG and this action was ratified by the Company's Board of Directors. The
Audit Committee of the Company's Board of Directors simultaneously approved the appointment of J.H. Cohn LLP as the Company's independent auditors and this action was ratified by the Company's Board of Directors.

Item 7. Financial Statements and Exhibits.

(a). Not applicable.
(b). Not applicable.
(c). Exhibits.
     16.1 Letter from KPMG LLP, dated August 17, 2004, to the Securities and
          Exchange Commission.
     99.1 Press release, dated August 17, 2004.

Item 9. Regulation FD Disclosure (pursuant to Item 12).

        The following information is furnished pursuant to Item 12, "Results of
        Operations and Financial Condition" in accordance with SEC Release No.
        33-8216.

        On August 17, 2004, American Claims Evaluation, Inc. issued a press release announcing its financial results for the three months ended
        June 30, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               AMERICAN CLAIMS EVALUATION, INC.

Date:    August 17, 2004       By:  /s/ Gary Gelman
                                   ----------------------------------------
                                        Gary Gelman
                                        President and Chief Executive Officer

                                  EXHIBIT INDEX

The following is a list of Exhibits furnished with this report.

Exhibit No.       Description
-----------       -----------
   16.1           Letter from KPMG LLP, dated August 17, 2004, to the
                  Securities and Exchange Commission.

   99.1           Press Release, dated August 17, 2004.